                            SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant                    [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement             [ ] Confidential, for Use of the
                                                Commission Only (as permitted
                                                by Rule 14a-6(e) (2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         The Salomon Brothers Fund Inc.
   --------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

   --------------------------------------------------------------------------

     (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

---------------------------------------------------------------------------
     (5) Total fee paid:

---------------------------------------------------------------------------
     [ ] Fee paid previously with preliminary materials.

---------------------------------------------------------------------------
     [ ] Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

---------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

---------------------------------------------------------------------------
     (3) Filing Party:

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     (4) Date Filed:

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



                         THE SALOMON BROTHERS FUND INC
                 388 GREENWICH STREET NEW YORK, NEW YORK 10013




                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



                                                                  March 8, 2002



To the Stockholders:


     The Annual Meeting of Stockholders (the "Meeting") of The Salomon Brothers Fund Inc (the "Fund") will be held at the offices of Salomon Brothers Asset Management Inc, 388 Greenwich Street, 27th Floor, auditorium, New York, New York, on Tuesday, April 23, 2002, at 1:30 p.m., for the purposes of considering and voting upon the following:

       1. The election of directors (Proposal 1); and

       2. Any other business that may properly come before the Meeting.

     The close of business on February 21, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.



                                      By Order of the Board of Directors,



                                      Christina T. Sydor
                                      Secretary



   TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW SMALL YOUR HOLDINGS MAY BE.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

   1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

   2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

   3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:





                     REGISTRATION                                  VALID SIGNATURE
                     ------------                                  ---------------
    CORPORATE ACCOUNTS
    ------------------
    (1) ABC Corp. ....................................   ABC Corp. (by John Doe, Treasurer)
    (2) ABC Corp. ....................................   John Doe, Treasurer
    (3) ABC Corp. c/o John Doe, Treasurer  ...........   John Doe
    (4) ABC Corp. Profit Sharing Plan ................   John Doe, Trustee

    TRUST ACCOUNTS
    --------------
    (1) ABC Trust ....................................   Jane B. Doe, Trustee
    (2) Jane B. Doe, Trustee u/t/d 12/28/78  .........   Jane B. Doe

    CUSTODIAL OR ESTATE ACCOUNTS
    -----------------------------
    (1) John B. Smith, Cust. f/b/o John B. Smith,        John B. Smith
        Jr. UGMA  ....................................
    (2) John B. Smith ................................   John B. Smith, Jr., Executor

                         THE SALOMON BROTHERS FUND INC
                 388 GREENWICH STREET NEW YORK, NEW YORK 10013

                               ----------------
                                PROXY STATEMENT

     This proxy statement is furnished in connection with a solicitation by the Board of Directors of The Salomon Brothers Fund Inc (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund to be held at the offices of Salomon Brothers Asset Management Inc, 388 Greenwich Street, 27th Floor, auditorium, New York, New York, on Tuesday, April 23, 2002 at 1:30 p.m., New York Time, (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about March 8, 2002. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of directors. The close of business on February 21, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. As of February 21, 2002, there were 100,939,750 shares of Common Stock outstanding.

     In accordance with the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund's Common Stock entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval. Abstentions and Broker Non-Votes (reflected by signed but unvoted proxies), as defined below, do not count as votes cast with respect to any proposal. With respect to a proposal requiring the affirmative vote of a majority of the outstanding shares of Capital Stock, the effect of abstentions and Broker Non-Votes is the same as a vote against such proposal. "Broker Non-Votes" are shares held in the name of a broker or nominee for which an executed proxy is received by the Fund, but are not voted on the proposal because voting instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

     Salomon Brothers Asset Management Inc ("SBAM"), whose principal business address is 388 Greenwich Street, New York, New York 10013, is the Fund's investment adviser and administrator.


                       PROPOSAL 1: ELECTION OF DIRECTORS

     At the Meeting, seven Directors are to be elected to hold office until the next Annual Meeting and until their successors are elected and qualified. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy FOR the election of the nominees named below. Each nominee has indicated that he or she will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment. Each nominee has previously been elected a Director by the Fund's stockholders. As of January 29, 2001, Charles
F. Barber became a director emeritus* of the Fund.


     The following table provides information concerning each nominee for election as Director:



                                                                                         NUMBER OF
                                                                                       FUNDS ADVISED
                                                                                        BY SBAM AND
                                                                                         OVERSEEN            OTHER
                                                                                        BY NOMINEE       DIRECTORSHIPS
                          POSITION HELD     LENGTH OF        PRINCIPAL OCCUPATION       (INCLUDING          HELD BY
 NAME, ADDRESS AND AGE      WITH FUND      TERM SERVED       DURING PAST 5 YEARS         THE FUND)          NOMINEE
----------------------- ----------------- -------------  ----------------------------- -------------- --------------------
Andrew L. Breech            Director and    Since 1991   President, Dealer                    4                 None
 2120 Wilshire Blvd         Member of                    Operating Control Service,
 Santa Monica, CA 90403     the Audit                    Inc.
 Age: 49                    Committee

Carol L. Colman,            Director        Since 1992   Consultant, Colman                   7                 None
 278 Hawley Road                                         Consulting.
 North Salem, NY 10560
 Age: 56

William R. Dill,            Director and    Since 1985   Retired (Formerly,                   4                 None
 25 Birch Lane              Member                       President, Boston
 Cumberland Foreside,       of the                       Architectural Center;
 ME 04110                   Nominating                   formerly President, Anna
 Age: 71                    Committee                    Maria College; President
                                                         Emeritus Babson College).

Clifford M. Kirtland, Jr.   Director and    Since 1987   Retired (Member of                   4                 None
 9 Parkway Square           Member of                    Advisory Committee,
 4200 Northside Pkwy,       the Audit                    Noro-Moseley Partners;
 NW                         Committee                    formerly Director, Oxford
 Atlanta, GA 30327                                       Industries, Inc., Shaw
 Age: 78                                                 Industries, Inc., Graphic
                                                         Industries, Inc. and CSX
                                                         Corp.; formerly, Chairman
                                                         and President, Cox
                                                         Communications).

**Heath B. McLendon         Director,       Since 1998   Managing Director, SBAM;            17       Director of six
 125 Broad Street           Chairman                     Managing Director,                           registered investment
 New York, NY 10004         of the                       Salomon Smith Barney Inc.                    companies managed by
 Age: 68                    Board and                    ("SSB"); President and                       The Travelers
                            President                    Director, Smith Barney                       Investment
                                                         Fund Management LLC                          Management Company;
                                                         ("SBFM") and Travelers                       Director of seven
                                                         Investment Adviser, Inc.                     registered investment
                                                         ("TIA")                                      companies managed by
                                                                                                      Travelers Asset
                                                                                                      Management
                                                                                                      International
                                                                                                      Corporation; Director of
                                                                                                      43 registered
                                                                                                      investment companies
                                                                                                      managed and/or
                                                                                                      administered by SBFM;
                                                                                                      Director of 16
                                                                                                      registered investment
                                                                                                      companies managed by
                                                                                                      Citi Fund Management
                                                                                                      Inc.; Trustee, Drew
                                                                                                      University; Advisory
                                                                                                      Director, M&T Bank.

                                                                                         NUMBER OF
                                                                                       FUNDS ADVISED
                                                                                        BY SBAM AND
                                                                                         OVERSEEN            OTHER
                                                                                        BY NOMINEE       DIRECTORSHIPS
                          POSITION HELD     LENGTH OF        PRINCIPAL OCCUPATION       (INCLUDING          HELD BY
 NAME, ADDRESS AND AGE      WITH FUND      TERM SERVED       DURING PAST 5 YEARS         THE FUND)          NOMINEE
----------------------- ----------------- ------------- ----------------------------- -------------- --------------------
Louis P. Mattis         Director and      Since 1991    Principal, Mattis & Co. LLP          3       Director of Epgenix
 446 Oak Ridge Rd       Member of the
 Snowmass Village,      Nominating
 CO 81615               Committee
 Age: 60

Thomas F. Schlafly      Director and      Since 1986    Of Counsel to Blackwell              3               None
 720 Olive Street       Member of Audit                 Sanders Peper Martin LLP
 St. Louis, MO 63101    and Nominating                  (attorneys); President, The
 Age: 53                Committees                      Saint Louis Brewery, Inc.


----------
* Upon attainment of age 80, Fund Directors are required to change to emeritus status. Directors emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund directors, together with reasonable out-of-pocket expenses for each meeting attended.
** Mr. McLendon is an "interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act") because he is Managing Director of SBAM and a director and/or officer of affiliates of SBAM, the Fund's investment adviser.


     The following table provides information concerning the dollar range* of equity securities beneficially owned by each nominee for election as Director:





                               DOLLAR RANGE* OF EQUITY     AGGREGATE DOLLAR RANGE* OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN
NAME OF NOMINEE                 SECURITIES IN THE FUND                       BY NOMINEE AND ADVISED BY SBAM
---------------------------   -------------------------   -------------------------------------------------------------------
Andrew L. Breech                          D                                                E
Carol L. Colman                           D                                                E
William R. Dill                           C                                                E
Clifford M. Kirtland, Jr.                 D                                                E
**Heath B. McLendon                       C                                                E
Louis P. Mattis                           C                                                D
Thomas F. Schlafly                        C                                                E

----------
* The dollar ranges are as follows: "A" = none; "B" = $1 - $10,000; "C" = $10,001 - $50,000; "D" = $50,001 - $100,000; "E" = over $100,000.

**    Mr. McLendon is an "interested person" as defined in the 1940 Act.


     Under the federal securities laws, the Fund is required to provide to stockholders, for each nominee for election as Director who is not an "interested person" of the Fund as defined in the 1940 Act, and his or her immediate family members, information as to each class of securities owned beneficially or of record in SBAM, the Fund's investment adviser, or person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with SBAM. SBAM is an indirect wholly-owned subsidiary of Citigroup, Inc. As of January 20, 2002, none of the nominees for election as Director who are not "interested persons" of the Fund and none of their immediate family members owned beneficially or of record shares of Citigroup, Inc.

RESPONSIBILITIES OF THE BOARD OF DIRECTORS


     The Board of Directors is responsible for ensuring that the Fund is managed in the best interests of its stockholders. The Directors oversee the Fund's business by, among other things, meeting with the Fund's management and evaluating the performance of the Fund's service providers including SBAM, the custodian, the transfer agent and the administrator. As part of this process, the Directors consult with the Fund's independent auditors and with their own separate independent counsel.


     The Board of Directors has four regularly scheduled meetings each year and additional meetings are scheduled as needed. In addition, the Board has an audit committee and a nominating committee, which meet periodically during the year and whose responsibilities are described below.


     The Directors regularly review the Fund's financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund's fees and expenses to determine if they are reasonable and competitive in light of the services being received and while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to the Fund's management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Fund, SBAM and its affiliates and other funds and clients managed by SBAM to ensure that the Fund is managed in a manner which is in the best interests of the Fund's stockholders.


     At February 21, 2002, the Directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund's Common Stock. To the knowledge of management, no person owned of record or owned beneficially more than 5% of the Fund's shares of Common Stock outstanding at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 72,821,249 shares, equal to approximately 72.14% of the Fund's outstanding shares.


     The Fund's executive officers are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. In addition to Mr. McLendon, the Fund's Chairman and President, the executive officers of the Fund currently are:



                                              POSITION(S)        LENGTH OF          PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                          HELD WITH        TIME SERVED           DURING PAST 5 YEARS
-----------------------------------------         FUND         -------------   ---------------------------------------
Lewis E. Daidone                            Senior Vice        Since 1998      Managing Director of SSB; Chief
 Salomon Smith Barney Inc.                  President and                      Financial Officer of the Smith Barney
 125 Broad Street                           Treasurer                          Mutual Funds; Director and Senior Vice
 New York, NY 10004                                                            President of SBFM and TIA.
 Age: 44

Michael A. Kagan                            Executive Vice     Since 2001      Managing Director of SBAM.
 Salomon Brothers Asset Management Inc.     President
 388 Greenwich Street
 New York, NY 10013
 Age: 40

Anthony Pace                                Controller         Since 1998      Director of SSB.
 Salomon Smith Barney Inc.
 125 Broad Street
 New York, NY 10004
 Age: 37

Christina T. Sydor                          Secretary          Since 1998      Managing Director of SSB; General
 Salomon Smith Barney Inc.                                                     Counsel and Secretary of SBFM and TIA.
 800 First Stamford Place
 Stamford, CT 06902
 Age: 51

     The Fund's Audit Committee is composed entirely of Directors who are not "interested persons" of either the Fund, SBAM or their affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards. The principal functions of the Audit Committee are: (i) to recommend to the Board the appointment of the Fund's independent auditors; (ii) to review with the independent auditors the scope and anticipated cost of their audit; and (iii) to receive and consider a report from the independent auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee held two meetings during the fiscal year ended December 31, 2001. The Fund adopted an Audit Committee Charter at a meeting held on April 11, 2000.

     The Fund's Nominating Committee, whose principal function is to recommend nominees for election as directors of the Fund, is composed of Messrs. Dill, Mattis and Schlafly. This Committee held one meeting during the year ended December 31, 2001. The Nominating Committee will accept nominations for the office of director made by the stockholders in a written request addressed to the Secretary of the Fund which includes biographical data and sets forth the qualifications of the proposed nominee.

                         REPORT OF THE AUDIT COMMITTEE

     Pursuant to a meeting of the Audit Committee on February 20, 2002, the Audit Committee reports that it has (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with PricewaterhouseCoopers LLP ("PwC"), the independent auditors to the Fund the matters (such as the quality of the Fund's accounting principles and internal controls) required to be discussed by Statement on Auditing Standards No. 61; and (iii) received written confirmation from PwC that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with PwC the auditors independence. Based on review and discussions referred to in items (i) through
(iii) above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended December 31, 2001. The Fund's Audit Committee is composed of Messrs. Breech, Kirtland and Schlafly.

     During the fiscal year ended December 31, 2001, the Board of Directors met four times. Each director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he/she was eligible.

     A representative of PwC will be available at the Meeting to answer appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the directors by the Fund, as well as by the various other investment companies advised by SBAM. The following table provides information concerning the compensation paid to each director during the fiscal year ended December 31, 2001. Certain of the directors listed below are members of the Audit Committee of the Fund and other committees of certain other investment companies advised by SBAM, and, accordingly, the amounts provided in the table include compensation for service on such committees. Please note that the Fund does not provide any pension or retirement benefits to directors. In addition, the Fund paid no remuneration during the fiscal year ended December 31, 2001 to Mr. McLendon who is an "interested person" as defined in the 1940 Act.



                                         AGGREGATE       TOTAL COMPENSATION
                                        COMPENSATION       FROM FUND AND
NAME OF DIRECTORS                      FROM THE FUND        FUND COMPLEX
-----------------------------------   ---------------   -------------------
                                                          DIRECTORSHIPS(A)
Andrew L. Breech ..................       $10,500           $  25,750(4)
Carol L. Colman ...................       $ 9,750           $  46,625(7)
William R. Dill ...................       $ 9,000           $  22,875(4)
Clifford M. Kirtland, Jr. .........       $11,250           $  28,125(4)
Louis P. Mattis ...................       $ 9,000           $  20,000(3)
Thomas F. Schlafly ................       $11,250           $  25,250(3)

----------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.


     During the Fund's last fiscal year, total compensation paid by the Fund to Mr. Barber, in his capacity as director emeritus, totaled $7,125.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than 10% of the Fund's Common Stock, SBAM and its directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that all relevant persons have complied with applicable filing requirements during its most recently completed fiscal year.


REQUIRED VOTE

     The nominees as Directors are elected by a plurality of the votes cast by the holders of shares of the Fund's Common Stock present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.

     THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS," AS DEFINED IN THE 1940 ACT, UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR.

     AUDIT FEES. Fees for the annual audit of the Fund's financial statements by PricewaterhouseCoopers LLP ("PwC") for the fiscal year ended December 31, 2001 were $39,000.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees billed for financial information systems design and implementation services rendered by PwC to the Fund, SBAM and entities controlled by or affiliated with SBAM that provide services to the Fund for the fiscal year ended December 31, 2001.

     ALL OTHERS FEES. The aggregate fees billed for all other non-audit services, including fees for tax related services, rendered by PwC to the Fund, SBAM and entities controlled by or affiliated with SBAM that provide services to the Fund for the fiscal year ended December 31, 2001 were $271,000. The Audit Committee of the Fund has determined that provision of these non-audit services is compatible with maintaining the independence of PwC.

                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 2003 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than November 8, 2002. Any stockholder who desires to bring a proposal at the Fund's Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to The Salomon Brothers Fund Inc, 388 Greenwich Street, New York, New York 10013) during the period from January 23, 2003 to February 22, 2003.

                               OTHER INFORMATION

     The Fund's Annual Report containing financial statements for the fiscal year ended December 31, 2001 is available, free of charge, by writing to the Fund c/o Salomon Brothers Asset Management Inc at the address listed on the front cover, or by calling 1-888-777-0102.


                        EXPENSES OF PROXY SOLICITATION

     The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of SBAM, or its affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for such out-of-pocket expenses.

                                OTHER BUSINESS

     The Fund's Board of Directors does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.


March 8, 2002

                             DETACH PROXY CARD HERE

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

[ ]  PLEASE MARK, SIGN, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
     ENVELOPE.

[X]  VOTES MUST BE INDICATED (X) IN BLACK OR BLUE INK.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.



1. The election of directors

FOR              WITHHOLD
ALL   [ ]        FOR ALL    [ ]     EXCEPTIONS   [ ]


Nominees: Andrew L. Breech, Carol L. Colman, William R. Dill, Clifford M. Kirtland, Jr., Heath B. McLendon, Louis P. Mattis, Thomas F. Schlafly

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

* Exceptions
            ------------------------------------------------------------------

2. Any other business that may properly come before the meeting.

I will attend the meeting.                        [ ]

To change your address, please mark this box.     [ ]

To include any comments, please mark this box.    [ ]

--------------------------------------------------------------------------------
                            S C A N   L I N E
--------------------------------------------------------------------------------

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


Date           Share Owner sign here                 Co-Owner sign here
----------    -------------------------------      ----------------------------

----------    -------------------------------      ----------------------------

                          THE SALOMON BROTHERS FUND INC
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Heath B. McLendon, Robert A. Vegliante and Lewis E. Daidone and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of The Salomon Brothers Fund Inc (the "Fund") which the undersigned is entitled to vote at the Fund's Annual Meeting of Stockholders (the "Meeting") to be held at Salomon Smith Barney, 388 Greenwich Street, 27th Floor, auditorium, New York, New York on Tuesday, April 23, 2002 at 1:30 p.m. and at any adjournment thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by sub-stitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

     This proxy, if properly executed, will be voted in the manner directed by the stockholder.

     IF NO DIRECTION IS MADE TO THE CONTRARY, THIS PROXY WILL BE VOTED FOR THE ELECTION OF NOMINEES AS DIRECTORS.

     Please refer to the Proxy Statement for a discussion of the Proposal.


Please Sign and Date on Reverse Side and Mail in Accompanying Postpaid Envelope.

THE SALOMON BROTHERS FUND INC
P.O. BOX 11193
NEW YORK, N.Y. 10203-0193